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                                                                     Exhibit 23d

                               CONSENT OF COUNSEL

      I hereby consent to the incorporation by reference in this Registration Statement of Meritor Automotive, Inc. ("Meritor") on Form S-3 of the reference to me under the heading "Item 3. Legal Proceedings" in the Annual Report on Form 10-K of Meritor for the fiscal year ended September 30, 1997.


                                          /s/ M. Lee Murrah
                                          ----------------------
                                             M. Lee Murrah

Date: April 9, 1998